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                                                                   EXHIBIT 10.42


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L100

                             1. Vendor's Office copy

Page   1                        State of Oklahoma
                           Department of Central Services        P0. T053381

BUYER - LL   (405-521-3046)     Purchase Order

Date                                Agency                            Delivery
Issued: 01/13/00  Regn.#: K046684   Regn.#: 00-436681   Terms: NET    Date: 01/19/00
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TO:  752677182                          Ship TO:  18501
     SIMPCO INC                                   OKLAHOMA CORPORATION COMMISSION
     P 0 BOX 269                                  ROOM 342 JIM THORPE BLDG.
     NOWATA OK 74048                              2101 N LINCOLN
                                                  OKLA CITY,            OK 73105

                                      Charge &    18501
                                    Invoice To:   OKLAHOMA CORPORATION COMMISSION
                                                  ROOM 342 JIM THORPE BLDG.
                                                  2101 N LINCOLN
                                                  OKLA CITY,            OK 73105

Item    Quantity   Unit   Commodity Code   Description    Unit Price        Amount
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001       1.00     SUM     0962-96-10                   48,600,000000      48,600.00

                           Plug 53 Oil/Gal well.
                           Well Name:  SEE ATTACHMENT "A"
                           Legal Desc: NE/4
                           Section 07, Township 24 North, Range 17 East
                           Rogers County, Oklahoma
                           Order 110. 436681

                           Emergency:  Potential danger to personal property, etc.

                           Wall(5) to be plugged in accordance with the
                           Oklahoma Corporation Commission -
                           Cause S.F. #990000070T        ITN #: 00-11026
                           Order * 436691
                                                                           ============
                                                          Total Amount     $  48,600.00

                TERMS:
                           Work to be commenced within 14 day. from days of award of contract. Work to be completed within 90 days from date of award of contract.

           Continued Next Page
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Prices exclusive of Federal and State Taxes. Prices are FOB destination unless stated
otherwise.

VENDORS READ AND FOLLOW CLOSELY

1.   This order void one year from date of issuance.

2. The above order is issued in conformity with your quotation and constitutes a contract.

3.   If payment is received in excess of 45 day.
     after submitting proper invoice, vendor may be                    /s/ STAMP SIGNATURE
     be entitled to claim interest penalty.
     For a copy of these regulations contact                   signed

               OFFICE OF STATE FINANCE                                 Director/Designee
                                                                       ------------------
    Room 122, State Capitol Bldg, OKC, OK. 73105                             title
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
                             1. Vendor's Office Copy

                                State of Oklahoma
                   Department of Central Services                   P0# T053381
BUYER - LL                       Purchase Order



Date: 01/13/00Regn.# K046684    Agency Regn # 00-436681               Page # 2

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Item    Quantity  Unit   Commodity Code    Description   Unit Price     Amount
----    -------   ----   --------------    -----------   ----------     ------
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                  NOTE: Completed invoice and p1ugging report(s) to be sent to the Commission District Office for approval.
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